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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ----------------------------------


                                   FORM 8-K
                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report                                                      May 27, 1998
(Date of Earliest Event Reported)

                      COLUMBIA/HCA HEALTHCARE CORPORATION
            (Exact name of Registrant as specified in its Charter)


                                   DELAWARE
                           (State of Incorporation)


 001-11239                                                       75-2497104
(Commission                                                   (I.R.S. Employer
File Number)                                                 Identification No.)



One Park Plaza, Nashville, Tennessee                                 37203
(Address of principal executive offices)                          (Zip Code)

                                (615) 344-9551
             (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

        On May 19, 1998, Columbia/HCA Healthcare Corporation (the "Company") announced that it had agreed to sell 22 hospitals and certain related facilities to a consortium of not-for-profit entities and public authorities for an aggregate sale price of approximately $1.2 billion. The hospitals are part of Columbia's Atlantic Group which the Company previously announced plans to divest.

        A copy of the press release issued by the Company, dated May 19, 1998, has been filed with this Form 8-K as Exhibit 20, and is incorporated herein by reference.

ITEM 7. EXHIBIT

        Exhibit 20 Copy of press release and facility summary dated May 19, 1998 relating to the sale of 22 hospitals.


                                   SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA/HCA HEALTHCARE CORPORATION

/s/ JOHN M. FRANCK II
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John M. Franck II
Corporate Secretary

DATED:  May 27, 1998